              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.    )


Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Preliminary Additional Materials
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]    Definitive Proxy Statement
[x]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.149-11(c) or
       Section 240.14a-12

Morgan Stanley Dean Witter Government Income Trust
Morgan Stanley Dean Witter High Income Advantage Trust
Morgan Stanley Dean Witter High Income Advantage Trust II
Morgan Stanley Dean Witter Income Securities Inc.
Morgan Stanley Dean Witter Municipal Income Opportunities Trust


               (Name of Registrants as specified in their charter)

     Lou Anne McInnis
-----                 ---------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

               Payment of Filing Fee (check the appropriate box):

[x]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1)     Title of each class of securities to which transaction applies:


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2)     Aggregate number of securities to which transaction applies:


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3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


-------------------------------------------------------------------------------
       Set forth the amount on which the filing fee is calculated and state how it was determined.

4)     Proposed maximum aggregate value of transaction:


-------------------------------------------------------------------------------

5)     Fee previously paid:


-------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount Previously Paid:


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2)     Form, Schedule or Registration Statement No.:


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3)     Filing Party:


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4)     Date Filed:


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

              MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST
             MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST
           MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II
               MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.
                  MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME
                              OPPORTUNITIES TRUST
                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

                          TO BE HELD DECEMBER 21, 1999

     Annual Meetings of Shareholders ("Meeting(s)") of MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST, MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST, MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II, MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC. and MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST (individually, a "Fund" and, collectively, the "Funds"), four unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts and one corporation organized under the laws of Maryland, will be held jointly in the Career Development Room, Sixty-First Floor, Two World Trade Center, New York, New York 10048, on December 21, 1999 at 11:00 a.m., New York City time, for the following purposes:

     1. For MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST, MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II and MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST, to elect two (2) Trustees to serve until the year 2002 Annual Meeting of each Fund; for MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST, to elect three (3) Trustees to serve until the year 2002 Annual Meeting; and for MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC., to elect eight (8) Directors to serve until the year 2000 Annual Meeting, or in each case, until their successors shall have been elected and qualified.

     2. To ratify or reject the selection of PricewaterhouseCoopers LLP as each Fund's independent accountants for fiscal years ending September 30, 2000 for MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST, MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST and MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.; for fiscal year ending July 31, 2000 for MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II; and for fiscal year ending May 31, 2000 for MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST; and

     3. To transact such other business as may properly come before the Meetings or any adjournments thereof.

     Shareholders of record of each Fund as of the close of business on October 20, 1999 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.
                                   BARRY FINK
                                   Secretary
October 29, 1999
New York, New York

-------------------------------------------------------------------------------
                                   IMPORTANT

   YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
-------------------------------------------------------------------------------

              MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST
             MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST
           MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II
               MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.
                     MORGAN STANLEY DEAN WITTER MUNICIPAL
                           INCOME OPPORTUNITIES TRUST

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048


                             --------------------
                             JOINT PROXY STATEMENT
                             --------------------
                        ANNUAL MEETINGS OF SHAREHOLDERS

                               DECEMBER 21, 1999


     This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees/ Directors (the "Board(s)") of MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST ("GIT"), MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST ("HIAT"), MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II ("HIAT II"), MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC. ("ISI") and MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST ("MIOT") (individually, a "Fund" and, collectively, the "Funds") for use at the Annual Meetings of Shareholders of the Funds to be held jointly on December 21, 1999 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about October 29, 1999.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares/stock ("shares") represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee/Director to be elected by shareholders with respect to each Fund, and in favor of Proposal 2 set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Annual Meetings of Shareholders. Attendance at the Meetings will not in and of itself revoke a proxy.

     Shareholders of record ("Shareholders") of each Fund as of the close of business on October 20, 1999, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. On October 20, 1999, there were 41,635,000 shares of beneficial interest of GIT, 30,017,252 shares of beneficial interest of HIAT, 35,611,307 shares of beneficial interest of HIAT II, 11,783,318 shares of common stock of ISI and 21,089,872 shares of beneficial interest of MIOT outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of any of the Funds on that date. The percentage ownership of shares of each Fund changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for these Annual Meetings of Shareholders of each Fund, consisting principally of printing and mailing expenses, will be borne by each respective Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees/Directors, officers of the Funds, or officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") and/or Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. In addition, each Fund may employ William F. Doring & Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 for each Fund and will be borne by each respective Fund.


     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.


     In certain instances, William F. Doring & Co. and MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by William F. Doring & Co., additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, which would be borne by each respective Fund.

                (1) ELECTION OF TRUSTEES/DIRECTORS FOR EACH FUND

     The number of Trustees/Directors of each Fund has been fixed by the Trustees/Directors, pursuant to each Fund's Declaration of Trust or Articles of Incorporation, at eight. There are presently eight Trustees/Directors for each Fund. At the Meetings, the following nominees are to be elected to each Fund's Board of Trustees/Directors to serve for the following terms, in accordance with each Fund's Declaration of Trust or Articles of Incorporation, as set forth below:




GIT, HIAT II, MIOT -- Until the     HIAT -- Until the year 2002     ISI -- Until the year 2000
year 2002 Annual Meeting            Annual Meeting                  Annual Meeting
---------------------------------   -----------------------------   ---------------------------
Michael Bozic                       Wayne E. Hedien                 Michael Bozic
Charles A. Fiumefreddo              Manuel H. Johnson               Charles A. Fiumefreddo
                                    John L. Schroeder               Edwin J. Garn
                                                                    Wayne E. Hedien
                                                                    Manuel H. Johnson
                                                                    Michael E. Nugent
                                                                    Philip J. Purcell
                                                                    John L. Schroeder

     Six of the current eight Trustees/Directors (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees" or "Independent Directors," that is, Trustees or Directors who are not "interested persons" of the Funds, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The other two current Trustees/Directors, Charles A. Fiumefreddo and Philip J. Purcell, are "interested persons" (as that term is defined in the 1940 Act) of the Funds and MSDW Advisors and thus, are not Independent Trustees or Independent Directors. The nominees for election as Trustee or Director have been proposed by the Trustees or Directors now serving, or in the case of the nominees for positions as Trustee/Director, by the Independent Trustees or Independent Directors now serving. All of the members of the Boards currently serving have been elected previously by the Shareholders of the Funds.

     The nominees of the Boards of Trustees/Directors for election as Trustee/Director are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for GIT, HIAT II and MIOT--Michael Bozic and Charles A. Fiumefreddo; for HIAT--Wayne E. Hedien, Manuel H. Johnson and John L. Schroeder; for ISI--Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Wayne
E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder. Should the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Boards may recommend or, in the case of an Independent Trustee/Director nominee, as the Independent Trustees/Directors of each Fund may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Funds know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Fund, the election of each Trustee/Director requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

     Pursuant to the provisions of the Declaration of Trust of each of GIT, HIAT, HIAT II, and MIOT, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Boards of GIT, HIAT, HIAT II and MIOT previously determined that any nominee for election as Trustee for each Fund will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic and Fiumefreddo; Class II--Messrs. Hedien, Johnson and Schroeder; and Class III--Messrs. Garn, Nugent and Purcell. Any nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In accordance with the above, the Trustees in Class I for GIT, HIAT II and MIOT and the Trustees in Class II for HIAT are standing for election and will, if elected, serve until the year 2002 Annual Meetings for each Fund as set forth above, or until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years.

     Pursuant to the provisions of the Articles of Incorporation of ISI, the terms of office of each Director will expire each year. Therefore, all of the Directors of the Fund, if elected, will serve until the year 2000 Annual Meeting of ISI, or until their successors shall have been elected and qualified.

     The following information regarding the nominees for election as Trustee/Director, and each of the other members of the Boards, includes his principal occupations and employment for at least the last five years, his age, shares of each Fund owned, if any, as of October 20, 1999 (shown in parentheses), positions with the Funds, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 92 investment companies, including the Funds, for which MSDW Advisors serves as investment manager or investment adviser (referred to herein as the "Morgan Stanley Dean Witter Funds") and the 3 investment companies, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003, for which MSDW Advisors' wholly-owned subsidiary, MSDW Services, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Term Trusts").

     The respective nominees for Trustee/Director to be elected at the Meetings of GIT, HIAT, HIAT II, ISI and MIOT as set forth above are:

     MICHAEL BOZIC, Trustee/Director of each Fund since April 1994*; age 58; Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; Vice Chairman of Kmart Corporation (since December 1998); formerly Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998); formerly President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc. and Weirton Steel Corporation.

     CHARLES A. FIUMEFREDDO, Trustee/Director of each Fund since July 1991*; age 66; Chairman, Director or Trustee and Chief Executive Officer of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; formerly, Chairman, Chief Executive Officer and Director of MSDW Advisors, MSDW Services and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), Executive Vice President of DWR, Chairman and Director of MSDW Trust and Director and/or officer of various Morgan Stanley Dean Witter & Co. ("MSDW") subsidiaries (until June 1998).

     EDWIN JACOB (JAKE) GARN, Trustee/Director of each Fund since January 1993*; age 67; Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery

----------
* This is the date the Trustee/Director began serving the Morgan Stanley Dean Witter Funds complex.

(April 12-19, 1985); Vice Chairman, Huntsman Corporation (chemical company); Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

     WAYNE E. HEDIEN, Trustee/Director of each Fund since September 1997*; age 65; Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.

     MANUEL H. JOHNSON, Trustee/Director of each Fund since July 1991*; age 50; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Chairman of the Audit Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; Director of Greenwich Capital Markets, Inc. (broker-dealer) and NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

     MICHAEL E. NUGENT, Trustee/Director of each Fund since July 1991*; age 63; General Partner, Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); director of various business organizations.

     PHILIP J. PURCELL, Trustee/Director of each Fund since April 1994*; age 56; Chairman of the Board of Directors and Chief Executive Officer of MSDW, DWR and Novus Credit Services Inc.; Director of MSDW Distributors; Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; Director and/or officer of various MSDW subsidiaries.

     JOHN L. SCHROEDER, Trustee/Director of each Fund since April 1994*; age 69; Retired; Chairman of the Derivatives Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; Director of Citizens Utilities Company (telecommunications, gas, electric and water utilities company), formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (August 1991-September 1995).

     The executive officers of each Fund are: Mitchell M. Merin, President; Barry Fink, Vice President, Secretary and General Counsel; Ronald E. Robison, Vice President; Joseph J. McAlinden, Vice President; Robert S. Giambrone, Vice President and Thomas F. Caloia, Treasurer; and with respect to the individual Funds, the other executive officers are as follows: GIT--Rajesh K. Gupta, Vice President; Peter M. Avelar, Vice President; Jonathan R. Page, Vice President; James F. Willison, Vice President; HIAT and HIAT II--Peter M. Avelar, Vice President; Jonathan R. Page, Vice President; James F. Willison, Vice President;
ISI--Rochelle G. Siegel, Vice President; Peter M. Avelar, Vice President; Kevin Hurley, Vice President; Jonathan R. Page, Vice President; James F. Willison, Vice President; MIOT--James F. Willison, Vice President; Joseph R. Arcieri, Vice

----------
* This is the date the Trustee/Director began serving the Morgan Stanley Dean Witter Funds complex.

President; Gerard J. Lian, Vice President, Julie Morrone, Vice President; Katherine H. Stromberg, Vice President. In addition, Marilyn K. Cranney, Natasha Kassian, Todd Lebo, LouAnne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of each Fund.

     Mr. Merin is 46 years old and is currently President and Chief Operating Officer of Asset Management of MSDW (since December 1998), President, Director (since April 1997) and Chief Executive Officer (since June 1998) of MSDW Advisors and MSDW Services, Chairman, Chief Executive Officer and Director of the MSDW Distributors (since June 1998), Chairman and Chief Executive Officer (since June 1998) and Director (since January 1998) of MSDW Trust, President of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series, (since May 1999) and Director of various other MSDW subsidiaries. Mr. Fink is 44 years old and is currently Senior Vice President (since March 1997), Secretary and General Counsel (since February 1997) and Director (since July 1998) of MSDW Advisors and MSDW Services and (since August
1996) Assistant Secretary of DWR; Vice President, Secretary and General Counsel of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts (since February 1997) and Discover Brokerage Index Series; he is also Senior Vice President (since March 1997), Assistant Secretary and Assistant General Counsel of MSDW Distributors (since February 1997). He was previously First Vice President, Assistant Secretary and Assistant General Counsel of MSDW Advisors and MSDW Services. Mr. Robison is 60 years old and is currently Executive Vice President and Chief Administrative Officer (since September 1998) and Director (since February 1999) of MSDW Advisors and MSDW Services; prior thereto he was a Managing Director of the TCW Group, Inc. Mr. McAlinden is 56 years old and is currently Executive Vice President and Chief Investment Officer of MSDW Advisors and MSDW Services (since April 1996) and Director of MSDW Trust (since April 1996). He was previously Senior Vice President of MSDW Advisors (June 1995-April 1996) and prior thereto was a Managing Director at Dillon Read. Mr. Giambrone is 45 years old and is currently Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust (since August 1995) and Director of MSDW Trust (since April 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. Caloia is 53 years old and is currently First Vice President and Assistant Treasurer of MSDW Advisors and MSDW Services. Mr. Avelar is 41 years old and is currently Senior Vice President of MSDW Advisors. Mr. Page is 52 years old and is currently Senior Vice President of MSDW Advisors. Mr. Willison is 56 years old and is currently Senior Vice President of MSDW Advisors. Ms. Siegel is 51 years old and currently Senior Vice President of MSDW Advisors. Mr. Hurley is 54 years old and currently Senior Vice President of MSDW Advisors. Mr. Arcieri is 51 years old and is currently Vice President of MSDW Advisors. Mr. Lian is 44 years old and is currently Vice President of MSDW Advisors. Ms. Morrone is 36 years old and is currently Vice President of MSDW Advisors. Ms. Stromberg is 51 years old and is currently Vice President of MSDW Advisors. Other than Messrs. Robison, McAlinden and Giambrone, each of the above officers has been an employee of MSDW Advisors or its affiliates for over five years.


THE BOARD OF TRUSTEES/DIRECTORS, THE INDEPENDENT TRUSTEES/DIRECTORS, AND THE COMMITTEES

     The Board currently consists of eight (8) Trustees/Directors. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 92 Morgan Stanley Dean Witter Funds, comprised of 127 portfolios. As of September 30, 1999, the Morgan Stanley Dean Witter Funds had total net assets of approximately $127.4 billion and more than six million shareholders.

     Six Trustees (75% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own stock or other securities issued by MSDW Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three of the Trustees/Directors, including two Independent Trustees, serve as members of the Derivatives Committee and the Insurance Committee. The Funds do no have any nominating or compensation committees.

     During the calendar year ended December 31, 1998, the Audit Committee, the Derivatives Committee, the Insurance Committee and the Independent Trustees held a combined total of twelve meetings.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

     The Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Funds.

     The following chart sets forth the number of meetings of the Board, the Audit Committee, the Independent Trustees, the Derivatives Committee and the Insurance Committee of each Fund during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Independent Trustees, the Derivatives Committee or the Insurance Committee held while he served in such positions.

      NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR



                                   BOARD OF            INDEPENDENT        AUDIT     DERIVATIVES   INSURANCE
                    FISCAL    TRUSTEES/DIRECTORS   TRUSTEES/DIRECTORS   COMMITTEE    COMMITTEE    COMMITTEE
NAME OF FUND       YEAR-END        MEETINGS             MEETINGS         MEETINGS     MEETINGS    MEETINGS
----------------- ---------- -------------------- -------------------- ----------- ------------- ----------
GIT ............. 9/30/99        6                    8                    3           5             2
HIAT ............ 9/30/99        6                    8                    3           5             2
HIAT II ......... 7/31/99        6                    8                    3           5             3
ISI ............. 9/30/99        6                    8                    3           5             2
MIOT ............ 5/31/99        6                    9                    3           4             3

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES/DIRECTORS FOR ALL MORGAN STANLEY DEAN WITTER FUNDS

     The Independent Trustees/Directors and the Funds' management believe that having the same Independent Trustees/Directors for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees/Directors for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees/Directors of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees/Directors arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees/Directors serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees/Directors of the caliber, experience and business acumen of the individuals who serve as Independent Trustees/Directors of the Morgan Stanley Dean Witter Funds.


SHARE OWNERSHIP BY TRUSTEES/DIRECTORS

     The Trustees/Directors have adopted a policy pursuant to which each Trustee/Director and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Dean Witter Funds complex or Discover Brokerage Index Series on whose boards the Trustee/Director serves. In addition, the policy contemplates that the Trustees/Directors will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees/Directors may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee/Director is in compliance with the policy. Any future Trustee/Director will be given a one year period following his or her election within which to comply with the foregoing. As of September 30, 1999, the total value of the investments by the Trustees/Directors and/or their spouses in shares of the Morgan Stanley Dean Witter Funds was approximately $43.4 million.

     As of the record date for these meetings, the aggregate number of shares of each Fund owned by the Fund's officers and Trustees/Directors as a group was less than 1 percent of each Fund's outstanding shares.


COMPENSATION OF INDEPENDENT TRUSTEES/DIRECTORS

     Each Fund pays each Independent Trustee/Director an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees/Directors, the Independent Trustees/Directors or committees of the Board attended by the Trustee/Director (each Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees/Directors or a Committee meeting, or a meeting of the Independent Trustees/Directors and/or more than one Committee meeting, take place on a single day, the Trustees/Directors are paid a single meeting fee by each Fund. Each Fund also reimburses such Trustees/Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees/Directors and officers of the Funds who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Funds for their services as Trustee/Director.

     As of the date of this Proxy Statement, 55 of the Morgan Stanley Dean Witter Funds, including each of the Funds represented in this Proxy Statement, have adopted a retirement program under which an Independent Trustee/Director who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee/Director referred to as an "Eligible Trustee/Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee/Director is entitled to receive from each Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee/Director for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's/Director's retirement. An Eligible Trustee/Director may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee/Director and his or her spouse on the date of such Eligible Trustee's/Director's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee/Director and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee/Director may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. Benefits under the retirement program are not secured or funded by the Adopting Funds.


     The following tables illustrate the compensation paid to each Fund's Independent Trustees/Directors by each Fund for its last fiscal year, and the retirement benefits accrued to each Fund's Independent Trustees/ Directors by the Fund for its last fiscal year and the estimated retirement benefits for the Fund's Independent Trustees/Directors, to commence upon their retirement, as of the end of the Fund's last fiscal year.


MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST



                                          FUND COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,550             $384               10                60.44%           $937
Edwin J. Garn .................         1,600              555               10                60.44             937
Wayne E. Hedien ...............         1,650              725                9                51.37             796
Dr. Manuel H. Johnson .........         2,100              234               10                60.44             937
Michael E. Nugent .............         1,933              400               10                60.44             937
John L. Schroeder .............         1,933              761                8                50.37             801

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.


MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST



                                          FUND COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,550             $384               10                60.44%           $937
Edwin J. Garn .................         1,600              555               10                60.44             937
Wayne E. Hedien ...............         1,650              725                9                51.37             796
Dr. Manuel H. Johnson .........         2,100              234               10                60.44             937
Michael E. Nugent .............         1,933              400               10                60.44             937
John L. Schroeder .............         1,933              761                8                50.37             801

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II



                                          FUND COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,450             $392               10                60.44%           $937
Edwin J. Garn .................         1,600              574               10                60.44             937
Wayne E. Hedien ...............         1,650              738                9                51.37             796
Dr. Manuel H. Johnson .........         1,913              239               10                60.44             937
Michael E. Nugent .............         1,808              412               10                60.44             937
John L. Schroeder .............         1,808              781                8                50.37             801

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.


MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.



                                          FUND COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT DIRECTOR       FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,550             $384               10                60.44%           $937
Edwin J. Garn .................         1,600              555               10                60.44             937
Wayne E. Hedien ...............         1,650              725                9                51.37             796
Dr. Manuel H. Johnson .........         2,100              234               10                60.44             937
Michael E. Nugent .............         1,933              400               10                60.44             937
John L. Schroeder .............         1,933              761                8                50.37             801

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in the discussion of the retirement program above.


MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST



                                          FUND COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,400             $389               10                60.44%           $937
Edwin J. Garn .................         1,600              582               10                60.44             937
Wayne E. Hedien ...............         1,650              728                9                51.37             796
Dr. Manuel H. Johnson .........         1,600              235               10                60.44             937
Michael E. Nugent .............         1,600              410               10                60.44             937
John L. Schroeder .............         1,600              791                8                50.37             796

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies dependingon the Trustee's elections described in the discussion of the retirement program above.

     The following table illustrates the compensation paid to the Independent Trustees/Directors of the Funds for the calendar year ended December 31, 1998 for services to the 90 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1998. No compensation was paid to the Funds' Independent Trustees by Discover Brokerage Index Series for the calendar year ended December 31, 1998.


            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS



                                      TOTAL CASH
                                     COMPENSATION
NAME OF                             FOR SERVICES TO
INDEPENDENT TRUSTEES/              90 MORGAN STANLEY
DIRECTORS                          DEAN WITTER FUNDS
-------------------------------   ------------------
Michael Bozic .................        $120,150
Edwin J. Garn .................         132,450
Wayne E. Hedien ...............         132,350
Dr. Manuel H. Johnson .........         155,681
Michael E. Nugent .............         159,731
John L. Schroeder .............         160,731

     The following table illustrates the retirement benefits accrued to the Independent Trustees/Directors of the Funds by the 55 Morgan Stanley Dean Witter Funds (including each of the Funds represented in this Proxy Statement) for the year ended December 31, 1998, and the estimated retirement benefits for each Fund's Independent Trustees/Directors, to commence upon their retirement, from the 55 Dean Witter Funds as of December 31, 1998.


         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS



                                       FOR ALL ADOPTING FUNDS
                                  ---------------------------------
                                      ESTIMATED                                                ESTIMATE ANNUAL
                                   CREDITED YEARS       ESTIMATED      RETIREMENT BENEFITS      BENEFITS UPON
                                     OF SERVICE        PERCENTAGE           ACCRUED AS         RETIREMENT FROM
 NAME OF INDEPENDENT TRUSTEES/      AT RETIREMENT      OF ELIGIBLE         EXPENSES BY          ALL ADOPTING
DIRECTORS                           (MAXIMUM 10)      COMPENSATION      ALL ADOPTING FUNDS        FUNDS(1)
-------------------------------   ----------------   --------------   ---------------------   ----------------
Michael Bozic .................          10               60.44%             $22,377               $52,250
Edwin J. Garn .................          10               60.44               35,225                52,250
Wayne E. Hedien ...............           9               51.37               41,979                44,413
Dr. Manuel H. Johnson .........          10               60.44               14,047                52,250
Michael E. Nugent .............          10               60.44               25,336                52,250
John L. Schroeder .............           8               50.37               45,117                44,343

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.


     THE BOARD OF TRUSTEES/DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES/DIRECTORS NOMINATED FOR ELECTION.


THE INVESTMENT MANAGER OR INVESTMENT ADVISOR

     Morgan Stanley Dean Witter Advisors Inc. currently serves as each Fund's investment manager or investment advisor pursuant to an investment management agreement or investment advisory agreement. MSDW Advisors maintains its offices at Two World Trade Center, New York, New York 10048. MSDW Advisors, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors on June 22, 1998. MSDW Advisors is a wholly-owned subsidiary of MSDW, a preeminent global securities firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officer and Directors of MSDW Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald E. Robison, Executive Vice President and Chief Administrative Officer and Barry Fink, Senior Vice President, Secretary and General Counsel. The principal occupations of Messrs. Merin, Robison and Fink are described above under the section "Election of Trustees/Directors For Each Fund." The business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.


     MSDW has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDW involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

     MSDW Advisors and its wholly-owned subsidiary, MSDW Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

     MSDW Advisor's wholly-owned subsidiary, MSDW Services, pursuant to an Administration Agreement with MIOT, serves as the Administrator of MIOT. The address of MSDW Services is that of MSDW Advisors set forth above.


     (2) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Trustees/Directors of each Fund have unanimously selected the firm of PricewaterhouseCoopers LLP as each Fund's independent accountants for the fiscal years ending September 30, 2000 for GIT, HIAT and ISI; for the fiscal year ending July 31, 2000 for HIAT II; and for the fiscal year ending May 31, 2000 for MIOT. Its selection is being submitted for ratification or rejection by Shareholders of each Fund at the Meetings. PricewaterhouseCoopers LLP has been the independent accountants for each Fund since its inception, and has no direct or indirect financial interest in any of the Funds.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Meetings and will be available to respond to appropriate questions of Shareholders.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants for each respective Fund.

     THE TRUSTEES/DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS.

                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Fund is not obtained at the Meetings, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting of any Fund for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Fund must be received by no later than July 5, 2000 for GIT, HIAT, HIAT II, ISI and MIOT, for inclusion in the proxy statement for each respective Fund's next Annual Meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The following persons are "reporting persons" of GIT under Section 16 of the Securities Exchange Act of 1934 and had not previously filed an "Initial Statement of Beneficial Ownership of Securities" on Form 3: Mitchell M. Merin, Ronald E. Robison, Joseph J. McAlinden, Edwin J. Garn, Manuel H. Johnson, Michael E. Nugent, Wayne E. Hedien, Rajesh K. Gupta. None of the above reporting persons has ever held any shares of the Trust.

     The following persons are "reporting persons" of HIAT under Section 16 of the Securities Exchange Act of 1934 and had not previously filed an "Initial Statement of Beneficial Ownership of Securities" on Form 3: Ronald E. Robison, Joseph J. McAlinden, Edwin J. Garn, Manuel H. Johnson, Michael E. Nugent, Wayne
E. Hedien, Peter M. Avelar. None of the above reporting persons has ever held any shares of the Trust.

     The following persons are "reporting persons" of HIAT II under Section 16 of the Securities Exchange Act of 1934 and had not previously filed an "Initial Statement of Beneficial Ownership of Securities" on Form 3: Mitchell M. Merin, Ronald E. Robison, Joseph J. McAlinden, Charles A. Fiumefreddo, Edwin J. Garn, Manuel H. Johnson, Michael E. Nugent, Wayne E. Hedien, Barry Fink, Thomas F. Caloia, Peter M. Avelar, Morgan Stanley Dean Witter Advisors Inc. None of the above reporting persons has ever held any shares of the Trust.

     The following persons are "reporting persons" of ISI under Section 16 of the Securities Exchange Act of 1934 and had not previously filed an "Initial Statement of Beneficial Ownership of Securities" on Form 3: Mitchell M. Merin, Ronald E. Robison, Joseph J. McAlinden, Edwin J. Garn, Manuel H. Johnson, Michael E. Nugent, Wayne E. Hedien, Barry Fink, Thomas F. Caloia, Rochelle G. Siegel, Morgan Stanley Dean Witter Advisors Inc. None of the above reporting persons has ever held any shares of the Fund.

     The following persons are "reporting persons" of MIOT under Section 16 of the Securities Exchange Act of 1934 and had not previously filed an "Initial Statement of Beneficial Ownership of Securities" on Form 3: Mitchell M. Merin, Ronald E. Robison, Joseph J. McAlinden, Edwin J. Garn, Manuel H. Johnson, Michael E. Nugent, Wayne E. Hedien, Barry Fink, James F. Willison. None of the above reporting persons has ever held any shares of the Trust.

                            REPORTS TO SHAREHOLDERS

     EACH FUND'S MOST RECENT ANNUAL REPORT, AND IN THE CASE OF GIT, HIAT AND ISI, THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, PREVIOUSLY HAVE BEEN SENT TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).


                          INTEREST OF CERTAIN PERSONS

     MSDW, MSDW Advisors, DWR, MSDW Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees/Directors or Officers of the Funds, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Funds, and certain of those individuals are compensated for performing services relating to the Funds and may also own shares of MSDW. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.


                                 OTHER BUSINESS

     The management of the Funds knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.
                                 By Order of the Boards of Trustees/Directors


                                                     BARRY FINK
                                                     Secretary

                          MORGAN STANLEY DEAN WITTER
                            GOVERNMENT INCOME TRUST


                                    PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Government Income Trust on December 21, 1999, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated October 29, 1999 as follows:






                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


                                                       PLEASE MARK VOTES AS
                                                       IN THE EXAMPLE USING [X]
                                                       BLACK OR BLUE INK

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

                                                                       FOR ALL
                                        FOR          WITHHOLD           EXCEPT
1. Election of two (2) Trustees:        [  ]           [  ]              [  ]


  01. Michael Bozic 02. Charles A. Fiumefreddo

 IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of appointment of       FOR          AGAINST          ABSTAIN
   PricewaterhouseCoopers LLP as       [  ]           [  ]              [  ]
   independent accountants




Please make sure to sign and date this Proxy using black or blue ink.

Date   -----------------------------------------

                   ------------------------------------------

                   ------------------------------------------
                       Shareholder sign in the box above

                   ------------------------------------------

                   ------------------------------------------
                    Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
          PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES

                          MORGAN STANLEY DEAN WITTER
                            GOVERNMENT INCOME TRUST

-------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

 PRX00123

                          MORGAN STANLEY DEAN WITTER
                          HIGH INCOME ADVANTAGE TRUST


                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter High Income Advantage Trust on December 21, 1999, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated October 29, 1999 as follows:






                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


                                                       PLEASE MARK VOTES AS
                                                       IN THE EXAMPLE USING [X]
                                                       BLACK OR BLUE INK

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

                                                                       FOR ALL
                                        FOR          WITHHOLD           EXCEPT
1. Election of three (3) Trustees:      [  ]           [  ]              [  ]

  01. Wayne E. Hedien   02. Manuel H. Johnson    03. John L. Schroeder

    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE
     "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of appointment of       FOR           AGAINST          ABSTAIN
   PricewaterhouseCoopers LLP           [  ]           [  ]              [  ]
   as independent accountants.



Please make sure to sign and date this Proxy using black or blue ink.


Date   -----------------------------------------

                  ----------------------------------------------

                  ---------------------------------------------
                      Shareholder sign in the box above

                  ----------------------------------------------

                  ----------------------------------------------
                    Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - -

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES

                          MORGAN STANLEY DEAN WITTER
                           HIGH INCOME ADVANTAGE TRUST

--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY


 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------
PRX00122

                          MORGAN STANLEY DEAN WITTER
                         HIGH INCOME ADVANTAGE TRUST II

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter High Income Advantage Trust II on December 21, 1999, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated October 29, 1999 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


                                                       PLEASE MARK VOTES AS
                                                       IN THE EXAMPLE USING [X]
                                                       BLACK OR BLUE INK

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

                                                                       FOR ALL
                                        FOR          WITHHOLD           EXCEPT
1. Election of two (2) Trustees:        [  ]           [  ]              [  ]

   01. Michael Bozic 02. Charles A. Fiumefreddo

     IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of appointment of       FOR          AGAINST          ABSTAIN
   PricewaterhouseCoopers LLP           [  ]           [  ]              [  ]
   as independent accountants.



Please make sure to sign and date this Proxy using black or blue ink.

Date   -----------------------------------------

                   ------------------------------------------

                   ------------------------------------------
                       Shareholder sign in the box above

                   ------------------------------------------

                   ------------------------------------------
                    Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

          PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES

                          MORGAN STANLEY DEAN WITTER
                         HIGH INCOME ADVANTAGE TRUST II

-------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY


 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
-------------------------------------------------------------------------------

 PRX00116

                          MORGAN STANLEY DEAN WITTER
                             INCOME SECURITIES INC.


                                     PROXY


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Income Securities Inc. on December 21, 1999, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated October 29, 1999 as follows:






                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE DIRECTORS AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF DIRECTORS.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


                                                       PLEASE MARK VOTES AS
                                                       IN THE EXAMPLE [X]
                                                       USING BLACK RO BLUE INK

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

                                                                       FOR ALL
                                        FOR          WITHHOLD           EXCEPT
1. Election of eight (8) Directors:     [  ]          [  ]              [  ]

  01. Michael Bozic      02. Charles A. Fiumefreddo  03. Edwin J. Garn

  04. Wayne E. Hedien    05. Manuel H. Johnson       06. Michael E. Nugent

  07. Philip J. Purcell  08. John L. Schroeder

    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE
     "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of appointment of       FOR           AGAINST          ABSTAIN
   PricewaterhouseCoopers LLP           [  ]           [  ]              [  ]
   as independent accountants.




Please make sure to sign and date this Proxy using black or blue ink.


Date   -----------------------------------------

                    --------------------------------------

                    --------------------------------------
                       Shareholder sign in the box above

                    ---------------------------------------

                    ---------------------------------------
                    Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                          MORGAN STANLEY DEAN WITTER
                             INCOME SECURITIES INC.

--------------------------------------------------------------------------------
                                   IMPORTANT


              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY


 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------
PRX00098

                          MORGAN STANLEY DEAN WITTER
                      MUNICIPAL INCOME OPPORTUNITIES TRUST


                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Municipal Income Opportunities Trust on December 21, 1999, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated October 29, 1999 as follows:






                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


                                                       PLEASE MARK VOTES AS
                                                       IN THE EXAMPLE USING [X]
                                                       BLACK OR BLUE INK

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

                                                                       FOR ALL
                                        FOR          WITHHOLD           EXCEPT
1. Election of two (2) Trustees:        [  ]           [  ]              [  ]

  01. Michael Bozic 02. Charles A. Fiumefreddo

     IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of appointment of       FOR           AGAINST          ABSTAIN
   PricewaterhouseCoopers LLP           [  ]           [  ]              [  ]
   as independent accountants.




Please make sure to sign and date this Proxy using black or blue ink.

Date   -----------------------------------------

                   ------------------------------------------

                   ------------------------------------------
                       Shareholder sign in the box above

                   ------------------------------------------

                   ------------------------------------------
                    Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
             PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                          MORGAN STANLEY DEAN WITTER
                      MUNICIPAL INCOME OPPORTUNITIES TRUST

-------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------
PRX00118

MORGAN STANLEY DEAN WITTER FUNDS

OFFERS TWO NEW WAYS TO VOTE YOUR PROXY
24 HOURS A DAY, 7 DAYS A WEEK

You can now vote your proxy in a matter of minutes with the ease and convenience of the Internet or the telephone. You may still vote by mail. But remember, if you are voting by Internet or telephone, do not mail the proxy.

TO VOTE BY INTERNET:

1.   Read the enclosed Proxy Statement and have your Proxy Card available.

2. Go to the "Proxy Voting" link on www.msdwt.com or to website www.proxyvote.com.

3.   Enter the 12-digit Control Number found on your Proxy Card.

4.   Follow the simple instructions.

TO VOTE BY TELEPHONE:

1.   Read the enclosed Proxy Statement and have your Proxy Card available.

2.   Call toll-free 1-800-690-6903.

3.   Enter the 12-digit Control Number found on your Proxy Card.

4.   Follow the simple recorded instructions.

YOUR PROXY VOTE IS IMPORTANT!

     Thank You for Submitting Your Proxy.